                                                                   Exhibit 10.28

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------
                      BETWEEN LYDALL, INC. AND MONA ESTEY
                      -----------------------------------
                              Dated March 1, 2000
                              -------------------

     This is an Amendment of the Employment Agreement between Lydall, Inc. and Mona Estey dated March 1, 2000. This Amendment is made in consideration of the mutual agreements and promises hereinafter set forth and for other good and valuable consideration.

     All provisions of the Employment Agreement are reaffirmed and will remain in full force and effect except that the following new sections shall be added as noted:

     3.5 Automobile. During the Employment Period, the Company will provide the
         ----------
     Executive with an automobile in accordance with Company policy.

                                      and

     9.   Benefits Upon Termination Without Cause or For Good Reason (Change of
          ---------------------------------------------------------------------
          Control).
          ---------

               (h) The Company will pay the Executive a car allowance, in an amount equal to Executive's lease allowance at the time of termination, per month for 24 months following termination of the Executive's employment to replace the Company-leased automobile, which leased automobile will be returned to the Company by the Executive on the date of termination of the Executive's employment.

     This amendment will be effective as of August 1, 2000.

               IN WITNESS WHEREOF, Lydall, Inc. and Mona Estey have caused this Amendment to the Agreement to be executed in duplicate.

LYDALL, INC.

By
   ----------------------                            ---------------------
        Walter A. Ruschmeyer                         Mona Estey
         Executive Vice President -
            Finance and Administration,
            Chief Financial Officer